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                                                                    EXHIBIT h(3)

                                POWER OF ATTORNEY

         We, the undersigned, hereby constitute Edward P. Lawrence, John M. Loder, Bruce R. Speca and John E. Pelletier, each of them singly, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names in the capaciy indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time investment companies of which we are now or hereafter a Director or Trustee and to register the shares of such companies and generlly to do all such things in our names and on our behalf to enable such regisered invesment companies to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as it may be signed by our said attorneys and any and all registration statements and amendments thereto

         Witness our hands on the 30th day of October, 1998.

/s/ Graham Allison                         /s/ Sandra O. Moose
------------------------------           --------------------------------
    Graham Allison -- Trustee                  Sandra O. Moose -- Trustee

/s/ Daniel M. Cain                         /s/ John A. Shane
------------------------------           --------------------------------
    Daniel M. Cain -- Trustee                  John A. Shane -- Trustee

/s/ Kenneth J. Cowan                       /s/ Peter S. Voss
------------------------------           --------------------------------
    Kenneth J. Cowan -- Trustee                Peter S Voss -- Trustee

/s/ Richard Darman                         /s/ Pendleton P. White
------------------------------           --------------------------------
    Richard Darman -- Trustee                  Pendleton P. White -- Trustee